FORM 8 - K

CURRENT REPORT

FISCAL YEAR ENDING AUGUST 31, 1998


MERIT DIVERSIFIED INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)


Nevada				          0 - 212423                       94 2906927
(State of Incorporation)	(Commission File Number)	  (U.S. Employer ID Number)


	1801 Avenue of the Stars, Suite 635, Los Angeles, CA        90067
      		      (Address of principal executive offices)       (Zip Code)

	       Registrant's Telephone Number, including Area Code:    (310) 552-0870


ITEM 1:	Changes in Control of  Registrant:

Controlling interest in MERIT DIVERSIFIED INTERNATIONAL, INC., a Nevada Corporation, and its predecessor (the "Company"), was transferred from Jen Investment Corporation to the following entities:

1. Selective Entertainment       			       3,250,000 shares
2. United Assurance Company, Ltd. 		       3,250,000 shares
3. Apple Juice Productions			              3,250,000 shares
4. International Synergy Corporation	      3,250,000 shares
5. International Annuity Trust Corporation 3,250,000 shares
6. IAT Mortgage Bankers				                3,250,000 shares
7. Robert Rooks					                         500,000 shares


ITEM 2:	Acquisition or Disposition of Assets:

As a result of the transfer of controlling interest, the above listed companies in ITEM 1 have irrevocably committed to transfer into the Company assets having a value $5,000,000. It is anticipated that the initial assets will be transferred into the Company in the 3rd quarter of the year 1999 and will consist of the following assets:
1. Master Tapes: Value of $1,203,814 appraised by George L. (Sonny) Carter, Tape Librarian, MCA Records, Inc.
2. Films: Two motion pictures ready for production; value of 880,000 appraised by Dr. Philip Chamberlin of the Academy of Motion Picture
   Arts & Sciences.


MERIT DIVERSIFIED INTERNATIONAL, INC., a Nevada Corporation and its predecessors (the "Company"), has revoked the acquisition of the contracts and technology transfer from Amwest Environmental Group (AEG). The Company will no longer be acquiring AEG technology and management; and therefore, the Company no longer plans to build Solid Waste Plants and Cleanup Sites to make cinder blocks and bricks.


ITEM 3:	Legal Proceedings - Bankruptcy or Receivership:

		There are no legal, bankruptcy and/or receivership proceedings.

ITEM 4:	Changes in Registrant's Certifying Accountant:

		The new accounting firm representing the Company shall be:

		Andrew M. Smith, CPA
		3711 Long Beach Blvd., Suite 809
		Long Beach, Ca., 90807

ITEM 5:	Other Events:

1. The Company is in the process of changing its transfer agent to: Pacific Stock Transfer Agency, 5844 South Pecos Road, Suite D, Las Vegas, Nv., 89120
2. The Company will seek shareholders' approval to change the Company's name from "Merit Diversified International Inc" to "MP3 Entertainment.com"


ITEM 6:	Registrant's Directors:

		Executive Officers of the Registrant:

		The Executive Officers of the Company are listed below:

	Robert Rooks, President
	Cal Burton, Vice President
	Kurtis Blow, Vice President
	Fred Rector, Vice President
	Hiroko Sagawa, Treasurer
	Dwight Mallette, Secretary (Sole Director)


ITEM 7:	Market for the Registrant's Common Equity and Related Shareholder
Matter:

The quote below is from the "Pink Sheets" and the OTC Bulletin Board. These numbers represent an average. The Company's stock was thinly traded in fiscal year ended.
     					High			Low

			BID		$.75	 		$.125
   ASK 	$3.00			$.625

Note

1)	As of August 31, 1998, the Company has approximately 1562 shareholders of record.

2)	The Company has not declared any cash dividends on its common stock.


	Selected Financial Data:
	For Year Ended ________		1998    1997    1996    1995    1994    1993
	Net Sales	      	         -0-     -0-     -0-     -0-     -0-     -0-
	Net Income (Loss)	   		   -0-     -0-     -0-    (___)   (___)    (___)
	Backlog (Loss) per Share	 -0-     -0-     -0-     -0-     -0-    ( .02)
	Cash Dividend per Share		 -0-     -0-     -0-     -0-     -0-     -0-
	Total Assets		       $    -0-     -0-     -0-     -0-    _____   ____
	Long-Term Notes Payable		 -0-     -0-     -0-     -0-     -0-     -0-


	BUSINESS

The Company is preparing to enter the entertainment business with a focus on selling music over the Internet employing the technology known as "MP3".

Financial Statements and Supplementary Data:

None

				SIGNATURES:

Pursuant to the requirements of Section 13 or 15(d), the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERIT DIVERSIFIED INTERNATIONAL, INC.



_____________________________________
Robert Rooks,  CEO/Director/President (?)